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                                                                      EXHIBIT 6

                           JOINT FILING AGREEMENT


     This will confirm the agreement by and among the undersigned that the Amendment No. 1 to Schedule 13D, filed on or about this date, and any further amendments to the Schedule 13D filed on March 12, 2001 with respect to the beneficial ownership by the undersigned of shares of the Common Stock, par value $.01 per share, of PrimeSource Healthcare, Inc. (f/k/a Luxtec Corporation) is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: July 9, 2001

                                       GE CAPITAL EQUITY INVESTMENTS, INC.


                                       By: /s/ JONATHAN K. SPROLE
                                          ------------------------------------
                                       Name:   Jonathan K. Sprole
                                       Title:  Managing Director, General
                                               Counsel and Secretary


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION


                                       By: /s/ JONATHAN K. SPROLE
                                          ------------------------------------
                                       Name:   Jonathan K. Sprole
                                       Title:  Department Operations Manager


                                       GENERAL ELECTRIC CAPITAL SERVICES,
                                       INC.


                                       By: /s/ JONATHAN K. SPROLE
                                          ------------------------------------
                                       Name:   Jonathan K. Sprole
                                       Title:  Attorney-in-Fact


                                       GENERAL ELECTRIC COMPANY


                                       By: /s/ JONATHAN K. SPROLE
                                          ------------------------------------
                                       Name:   Jonathan K. Sprole
                                       Title:  Attorney-in-Fact